                                                                   EXHIBIT 99(a)


           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


          The following unaudited pro forma condensed combined balance sheet as of December 31, 1998, and the unaudited pro forma condensed combined statements of income for each of the years in the three year period ended December 31, 1998 give effect to the pending merger (the "Merger") of Fleet Financial Group, Inc. ("Fleet") and BankBoston Corporation ("BankBoston"), accounted for as a pooling of interests. The Merger, anticipated to be consummated in the fourth quarter of 1999, is subject to shareholder and regulatory approval.

          The unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of Fleet and BankBoston under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combined financial statements, and gives effect to the Merger as if the Merger had been consummated at the beginning of the earliest period presented. The unaudited pro forma condensed combined financial statements do not give effect to the anticipated cost savings in connection with the Merger or the effects of any regulatory required divestitures.

          The unaudited pro forma condensed combined financial statements should be read in conjunction with the consolidated historical financial statements of Fleet and BankBoston, including the respective notes thereto. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the Merger been consummated during the periods or as of the dates for which the pro forma information is presented.

          Pro forma per share amounts for the combined Fleet and BankBoston entity are based on the Common Exchange Ratio of 1.1844 shares of Fleet common stock, par value $.01 per share, for each share of BankBoston common stock, par value $1.00 per share.

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 1998


                                                                                                 PRO FORMA    PRO FORMA
(DOLLARS IN MILLIONS)                                                  FLEET       BANKBOSTON   ADJUSTMENTS    COMBINED
                                                                     ---------     ----------   -----------   ----------
ASSETS:
Cash, due from banks and interest-bearing deposits                   $   5,635      $  5,306      $    --     $  10,941
Federal funds sold and securities purchased
     under agreements to resell                                            103         2,463           --         2,566
Securities                                                              10,902        12,534           --        23,436
Trading assets                                                             562         3,802           --         4,364
Loans and leases                                                        69,396        42,806           --       112,202
Reserve for credit losses                                               (1,552)         (754)          --        (2,306)
Due from brokers/dealers                                                 3,600           265           --         3,865
Mortgages held for resale                                                3,960            --           --         3,960
Premises and equipment                                                   1,229         1,319           --         2,548
Mortgage servicing rights                                                1,405            --           --         1,405
Intangible assets                                                        3,117           787           --         3,904
Other assets                                                             6,025         4,985           --        11,010
                                                                     ---------      --------      -------     ---------

Total assets                                                         $ 104,382      $ 73,513      $    --     $ 177,895
                                                                     =========      ========      =======     =========

LIABILITIES and STOCKHOLDERS' EQUITY:
Deposits:
 Domestic:
   Noninterest-bearing                                               $  18,646      $  6,554      $    --     $  25,200
   Interest-bearing                                                     47,214        28,371           --        75,585
 Overseas:
   Noninterest-bearing                                                      --         1,144           --         1,144
   Interest-bearing                                                      3,818        12,431           --        16,249
                                                                     ---------      --------      -------     ---------
Total deposits                                                          69,678        48,500           --       118,178
                                                                     ---------      --------      -------     ---------
Federal funds purchased and securities sold
     under agreements to repurchase                                      4,456         5,241           --         9,697
Funds borrowed                                                           5,033         6,775           --        11,808
Due to brokers/dealers                                                   3,975           241           --         4,216
Notes payable                                                            8,820         5,588           --        14,408
Accrued expenses and other liabilities                                   3,011         2,351          650 (4b)    6,012
                                                                     ---------      --------      -------     ---------
Total liabilities                                                       94,973        68,696          650       164,319
                                                                     ---------      --------      -------     ---------
Stockholders' equity:
Preferred stock                                                            691            --           --           691
Common stock                                                                 6           307         (304)(4a)        9
Common surplus                                                           3,284         1,118         (203)(4a)    4,199
Retained earnings                                                        5,337         3,895         (650)(4b)    8,582
Accumulated other comprehensive income                                     128           (33)          --            95
Treasury stock, at cost                                                    (37)         (470)         507 (4a)       --
                                                                     ---------      --------      -------     ---------
Total stockholders' equity                                               9,409         4,817         (650)       13,576
                                                                     ---------      --------      -------     ---------

Total liabilities and stockholders' equity                           $ 104,382      $ 73,513      $    --     $ 177,895
                                                                     =========      ========      =======     =========



    See Notes To Unaudited Pro Forma Condensed Combined Financial Statements

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                                 PRO FORMA    PRO FORMA
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)                           FLEET       BANKBOSTON   ADJUSTMENTS    COMBINED
                                                                     ---------     ----------   -----------   ----------

Interest income:
  Interest and fees on loans                                         $   5,878      $  4,259      $    --     $  10,137
  Interest on securities and trading assets                                673           892           --         1,565
  Other                                                                    214           426           --           640
                                                                     ---------      --------      -------     ---------
Total interest income                                                    6,765         5,577           --        12,342
                                                                     ---------      --------      -------     ---------
Interest expense:
  Deposits                                                               1,835         1,871           --         3,706
  Funds borrowed                                                           400           859           --         1,259
  Notes payable                                                            448           320           --           768
  Other                                                                    213            --           --           213
                                                                     ---------      --------      -------     ---------
Total interest expense                                                   2,896         3,050           --         5,946
                                                                     ---------      --------      -------     ---------
Net interest income                                                      3,869         2,527           --         6,396
                                                                     ---------      --------      -------     ---------
Provision for credit losses                                                470           380           --           850
                                                                     ---------      --------      -------     ---------
Net interest income after provision for credit losses                    3,399         2,147           --         5,546
                                                                     ---------      --------      -------     ---------
Noninterest income:
  Banking fees and commissions                                             748           580           --         1,328
  Investment services revenue                                              851           388           --         1,239
  Credit card revenue                                                      391            64           --           455
  Venture capital revenue                                                  149           233           --           382
  Securities gains                                                          74            41           --           115
  Gains on sales of businesses                                              --           254           --           254
  Other                                                                  1,024           472           --         1,496
                                                                     ---------      --------      -------     ---------
       Total noninterest income                                          3,237         2,032           --         5,269
                                                                     ---------      --------      -------     ---------
Noninterest expense:
  Employee compensation and benefits                                     1,927         1,630           --         3,557
  Occupancy and equipment                                                  605           398           --         1,003
  Intangible asset amortization                                            227            47           --           274
  Merger-related charges                                                    73            --           --            73
  Other                                                                  1,297           835           --         2,132
                                                                     ---------      --------      -------     ---------
       Total noninterest expense                                         4,129         2,910           --         7,039
                                                                     ---------      --------      -------     ---------
Income before income taxes                                               2,507         1,269           --         3,776
Applicable income taxes                                                    975           477           --         1,452
                                                                     ---------      --------      -------     ---------
Net income                                                           $   1,532      $    792      $    --     $   2,324
                                                                     =========      ========      =======     =========

Net income applicable to common shares                               $   1,481      $    783      $    --     $   2,264
                                                                     =========      ========      =======     =========

Weighted average common shares outstanding:
  (in thousands)
     Basic                                                             568,059       293,873           --       916,122 (4d)
     Diluted                                                           587,769       296,663           --       939,137 (4d)

Per Common Share:
     Basic                                                           $    2.61      $   2.66      $    --     $    2.47 (4d)
     Diluted                                                              2.52          2.64           --          2.41 (4d)


    See Notes To Unaudited Pro Forma Condensed Combined Financial Statements

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                                 PRO FORMA   PRO FORMA
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)                           FLEET       BANKBOSTON   ADJUSTMENTS   COMBINED
                                                                     ---------     ----------   -----------  ----------
      Interest income:
        Interest and fees on loans                                   $   5,357      $  3,954      $    --     $   9,311
        Interest on securities and trading assets                          570           809           --         1,379
        Other                                                              164           401           --           565
                                                                     ---------      --------      -------     ---------
      Total interest income                                              6,091         5,164           --        11,255
                                                                     ---------      --------      -------     ---------
      Interest expense:
        Deposits                                                         1,654         1,685           --         3,339
        Funds borrowed                                                     247           805           --         1,052
        Notes payable                                                      338           245           --           583
        Other                                                              152            --           --           152
                                                                     ---------      --------      -------     ---------
      Total interest expense                                             2,391         2,735           --         5,126
                                                                     ---------      --------      -------     ---------
      Net interest income                                                3,700         2,429           --         6,129
                                                                     ---------      --------      -------     ---------
      Provision for credit losses                                          322           200           --           522
                                                                     ---------      --------      -------     ---------
      Net interest income after provision for credit losses              3,378         2,229           --         5,607
                                                                     ---------      --------      -------     ---------
      Noninterest income:
        Banking fees and commissions                                       708           487           --         1,195
        Investment services revenue                                        696           294           --           990
        Venture capital revenue                                             71           221           --           292
        Securities gains                                                    33            80           --           113
        Credit card revenue                                                 62            36           --            98
        Gains on sales of businesses                                       175            68           --           243
        Other                                                              886           377           --         1,263
                                                                     ---------      --------      -------     ---------
             Total noninterest income                                    2,631         1,563           --         4,194
                                                                     ---------      --------      -------     ---------
      Noninterest expense:
        Employee compensation and benefits                               1,752         1,279           --         3,031
        Occupancy and equipment                                            611           350           --           961
        Intangible asset amortization                                      169            37           --           206
        Merger-related charges                                              25            --           --            25
        Other                                                            1,158           658           --         1,816
                                                                     ---------      --------      -------     ---------
             Total noninterest expense                                   3,715         2,324           --         6,039
                                                                     ---------      --------      -------     ---------
      Income before income taxes                                         2,294         1,468           --         3,762
                                                                     ---------      --------      -------     ---------
      Applicable income taxes                                              927           589           --         1,516
                                                                     ---------      --------      -------     ---------
      Net income                                                     $   1,367      $    879      $    --     $   2,246
                                                                     =========      ========      =======     =========

      Net income applicable to common shares                         $   1,305      $    848      $    --     $   2,153
                                                                     =========      ========      =======     =========

      Weighted average common shares outstanding:
        (in thousands)
           Basic                                                       551,956       295,918           --       902,441 (4d)
           Diluted                                                     568,605       300,080           --       924,020 (4d)

      Per Common Share:
           Basic                                                     $    2.37      $   2.86      $    --     $    2.39 (4d)
           Diluted                                                        2.30          2.82           --          2.33 (4d)



    See Notes To Unaudited Pro Forma Condensed Combined Financial Statements

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                                 PRO FORMA   PRO FORMA
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)                           FLEET       BANKBOSTON   ADJUSTMENTS   COMBINED
                                                                     ---------     ----------   -----------  ----------
      Interest income:
        Interest and fees on loans                                   $   5,169      $  3,863      $    --     $   9,032
        Interest on securities and trading assets                          723           724           --         1,447
        Other                                                              136           306           --           442
                                                                     ---------      --------      -------     ---------
      Total interest income                                              6,028         4,893           --        10,921
                                                                     ---------      --------      -------     ---------
      Interest expense:
        Deposits                                                         1,754         1,680           --         3,434
        Funds borrowed                                                     311           679           --           990
        Notes payable                                                      390           194           --           584
        Other                                                              111            --           --           111
                                                                     ---------      --------      -------     ---------
      Total interest expense                                             2,566         2,553           --         5,119
                                                                     ---------      --------      -------     ---------
      Net interest income                                                3,462         2,340           --         5,802
                                                                     ---------      --------      -------     ---------
      Provision for credit losses                                          213           231           --           444
                                                                     ---------      --------      -------     ---------
      Net interest income after provision for credit losses              3,249         2,109           --         5,358
                                                                     ---------      --------      -------     ---------
      Noninterest income:
        Banking fees and commissions                                       601           455           --         1,056
        Investment services revenue                                        634           251           --           885
        Venture capital revenue                                            106           209           --           315
        Credit card revenue                                                 59            36           --            95
        Securities gains                                                    43            23           --            66
        Gains on sales of businesses                                        --           153           --           153
        Other                                                              890           217          (18) (4c)   1,089
                                                                     ---------      --------      -------     ---------
             Total noninterest income                                    2,333         1,344          (18)        3,659
                                                                     ---------      --------      -------     ---------
      Noninterest expense:
        Employee compensation and benefits                               1,735         1,178           --         2,913
        Occupancy and equipment                                            593           341           --           934
        Intangible asset amortization                                      140            34           --           174
        Merger-related charges                                              --           180           --           180
        Other                                                            1,044           587           --         1,631
                                                                     ---------      --------      -------     ---------
             Total noninterest expense                                   3,512         2,320           --         5,832
                                                                     ---------      --------      -------     ---------
      Income before income taxes                                         2,070         1,133          (18)        3,185
      Applicable income taxes                                              849           483           (7)        1,325
                                                                     ---------      --------      -------     ---------
      Net income                                                     $   1,221      $    650      $   (11)    $   1,860
                                                                     =========      ========      =======     =========

      Net income applicable to common shares                         $   1,149      $    613      $   (11)    $   1,751
                                                                     =========      ========      =======     =========

      Weighted average common shares outstanding:
        (in thousands)
           Basic                                                       568,896       307,058           --       932,575 (4d)
           Diluted                                                     580,026       312,224           --       949,824 (4d)

      Per Common Share:
           Basic                                                     $    2.02      $   2.00      $    --     $    1.88 (4d)
           Diluted                                                        1.98          1.96           --          1.84 (4d)



    See Notes To Unaudited Pro Forma Condensed Combined Financial Statements

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


Note 1. Basis of Presentation

The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entity. It is anticipated that the Merger will be consummated in the fourth quarter of 1999.

Under generally accepted accounting principles, the transaction will be accounted for as a pooling of interests and, as such, the assets and liabilities of BankBoston will be combined with those of Fleet at book value. In addition, the statements of income of BankBoston will be combined with the statements of income of Fleet as of the earliest period presented. The unaudited pro forma condensed combined statements of income give effect to the Merger as if the Merger occurred at the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet assumes the Merger was consummated on December 31, 1998. Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of income to conform presentation.

Fleet and BankBoston anticipate that, in order to obtain regulatory approval for the Merger, the companies will be required to divest approximately
$13 billion of deposits and approximately $5 billion of loans, primarily in the Massachusetts, Connecticut and Rhode Island markets. No adjustment has been included in the unaudited pro forma condensed combined financial statements for the anticipated divestitures, however, the reduction in net income related to such divestitures is estimated to be $160 million.

Note 2.  Accounting Policies and Financial Statement Classifications

The accounting policies of both companies are in the process of being reviewed for consistency. As a result of this review, certain conforming accounting adjustments may be necessary. The nature and extent of such adjustments have not been determined but are not expected to be significant. Transactions between Fleet and BankBoston that are not material in relation to the pro forma financial information have not been eliminated from the pro forma combined amounts.

Note 3.  Merger and Restructuring Related Charges

A liability of $1 billion (pre-tax) has been recorded in the unaudited pro forma condensed combined balance sheet to reflect management's best estimate of merger and restructuring related charges in connection with the Merger. This liability resulted in a $650 million post-tax charge to retained earnings in the unaudited pro forma condensed combined balance sheet. The following table provides detail of the estimated charges by type, post-tax:


                                             ESTIMATED COSTS
                                               (POST-TAX)
            TYPE OF COST                     ($ IN MILLIONS)
            ------------                     ---------------

            Personnel                             $300
            Technology and operations              150
            Facilities                              75
            Branches                                25
            Transaction costs and other            100
                                                  ----
            Total                                 $650
                                                  ----
                                                  ----


Personnel related costs consist primarily of charges related to employee severance, termination of certain employee benefits plans and employee assistance costs for separated employees. Technology and operations costs relate to the elimination of duplicate systems. Facilities charges consist of lease termination costs and other facilities related exit costs resulting from consolidation of duplicate headquarters and operational facilities. Branch related costs are primarily related to the cost of exiting branches anticipated to be closed, including lease terminations and equipment write-offs. The effect of the proposed charge has been reflected in the unaudited pro forma condensed combined balance sheet as of December 31, 1998; however, since the proposed charge is nonrecurring, it has not been reflected in the unaudited pro forma condensed combined statements of income. In addition, it is estimated that $60 million (post-tax) in other expenses related to the Merger will be recognized in future periods as they are incurred. These charges have not been reflected in the unaudited pro forma condensed combined balance sheet as of December 31, 1998.

Note 4.  Pro Forma Adjustments

(a) Pro forma adjustments to common stock, treasury stock and common surplus at December 31, 1998, reflect the Merger accounted for as a pooling of interests, through: (i) the exchange of 349.4 million shares of Fleet common stock (using the Common Exchange Ratio of 1.1844) for the 295.0 million outstanding shares of BankBoston common stock at December 31, 1998, (ii) the reclassification adjustment from surplus to common stock to reflect the $.01 par value of Fleet common stock and (iii) an adjustment for $507 million to reflect the retirement of BankBoston treasury stock and the reissuance of Fleet treasury stock.

(b) Pro forma adjustments to accrued expenses and other liabilities and retained earnings reflect the $1 billion merger and restructuring related charge and a $350 million reduction in the deferred tax liability for the anticipated tax benefit of such charge. For additional information on the merger and restructuring related charges see Note 3.

(c) Pro forma adjustment reflects the elimination of gains on the sale of BankBoston common stock realized by Fleet in 1996.

(d) The pro forma combined weighted average common shares outstanding for each of the years in the three year period ended December 31, 1998 reflect Fleet weighted average common shares plus the converted BankBoston weighted average common shares outstanding. Each share of BankBoston common stock was converted into 1.1844 shares of Fleet common stock.

Note 5.  Other Securities and Exchange Commission Filings

In connection with its proposed merger with BankBoston, Fleet will file a Registration Statement on Form S-4 with the Securities and Exchange Commission (the "Commission") registering Fleet common stock to be issued in connection therewith. This registration statement, which will be subject to review and comment by the Staff of the Commission, will include pro forma financial information for Fleet and BankBoston. Such pro forma financial information may differ from the pro forma financial information included herein.